United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2021 indie Semiconductor, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40481	87-0913788
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

32 Journey, Suite 100 Aliso Viejo, California	92656
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 608-0854

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	INDI	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A Common Stock for $11.50 per share	INDIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On June 10, 2021, Thunder Bridge Acquisition II, Ltd. (“Thunder Bridge II”) domesticated into a Delaware corporation and consummated a series of transactions that resulted in the combination (the “Business Combination”) of Thunder Bridge II with Ay Dee Kay, LLC d/b/a indie Semiconductor (“indie LLC”) pursuant to a Master Transactions Agreement, dated December 14, 2020, as amended on May 3, 2021, by and among Thunder Bridge II, Thunder Bridge II Surviving Pubco, Inc. (“Surviving Pubco”), indie LLC, and the other parties named therein, following the approval at the extraordinary general meeting of the shareholders of Thunder Bridge II held on June 9, 2021 (the “Special Meeting”). Unless otherwise defined herein, capitalized terms used in this Current Report on Form 8-K have the same meaning as set forth in the final prospectus and definitive proxy statement (the “Proxy Statement/Prospectus”) filed with the Securities and Exchange Commission (the “SEC”) on May 14, 2021 by Thunder Bridge II and Surviving Pubco.

Simultaneous with the Closing of the Transaction, Surviving Pubco also completed its PIPE Financing, issuing and selling $150 million of its Class A common stock in a private placement to the PIPE Investors. Effective upon the Closing of the Transaction, Surviving Pubco changed its name to indie Semiconductor, Inc.

Item 1.01. Entry into a Material Definitive Agreement.

Master Transactions Agreement

As disclosed under the sections titled “Shareholder Proposal 1: The Domestication Proposal” and “Shareholder Proposal 2: The Merger Proposal” of the Proxy Statement/Prospectus, on December 14, 2020, the parties entered into a Master Transactions Agreement, dated effective as of December 14, 2020 (as amended on May 3, 2021, the “MTA”) by and among: (a) Surviving Pubco; (b) Thunder Bridge II; (c) TBII Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of Surviving Pubco (“TBII Merger Sub”); (d) ADK Merger Sub LLC, a Delaware limited liability company and a wholly-owned subsidiary of Surviving Pubco (“ADK Merger Sub”); (e) ADK Service Provider Merger Sub LLC, a Delaware limited liability company and wholly-owned subsidiary of Surviving Pubco (“ADK Service Provider Merger Sub”); (f) ADK Blocker Merger Sub LLC, a Delaware limited liability company and wholly-owned subsidiary of Surviving Pubco (“ADK Blocker Merger Sub,” and collectively with TBII Merger Sub, ADK Merger Sub and ADK Service Provider Merger Sub, the “Merger Subs”); (g) indie LLC; (h) the corporate entities listed in the MTA (the “ADK Blocker Group”); (i) ADK Service Provider Holdco, LLC, a Delaware limited liability company (“ADK Service Provider Holdco”); and (j) solely in his capacity as the indie securityholder representative thereunder, Donald McClymont (the “indie Securityholder Representative”). Accordingly, (a) Surviving Pubco, which had been formed as a Delaware corporation solely for the purpose of facilitating the Transaction, succeeded to Thunder Bridge II as the registrant pursuant to the federal securities laws and changed its name to indie Semiconductor, Inc., and (b) indie LLC will continue its existing business operations as the controlled subsidiary of indie Semiconductor, Inc. (“indie”). Except where context provides otherwise, the term “indie” refers to indie and its consolidated subsidiaries, including indie LLC, and after giving effect to the Transaction.

Item 2.01 of this Current Report on Form 8-K discusses the consummation of the Transactions (as defined below) and various other transactions and events contemplated by the MTA, which took place on June 10, 2021 and is incorporated into this Item 1.01 by reference.

Exchange Agreement

On the Closing Date, Surviving Pubco entered into the Exchange Agreement with certain indie Equity Holders, which provides for the exchange of such holders’ Post-Merger indie Units into shares of Class A common stock. The material features of the Exchange Agreement are described in the Proxy Statement/Prospectus in the section titled “Shareholder Proposal 2: The Merger Proposal – Related Agreements – Exchange Agreement” and that information is incorporated herein by reference.

This summary and the information incorporated herein by reference is qualified in its entirety by reference to the text of the Exchange Agreement, which is included as Exhibit 10.5 to this Current Report on Form 8-K and is incorporated herein by reference

Amended Operating Agreement

On the Closing Date, the Eighth Amended and Restated Limited Liability Company Agreement of indie LLC (the “Amended Operating Agreement”) was entered into by indie LLC, Surviving Pubco and certain holders of Post-Merger indie Units. The material features of the Amended Operating Agreement are described in the Proxy Statement/Prospectus in the section titled “Shareholder Proposal 2: The Merger Proposal – Related Agreements – Amended Operating Agreement” and that information is incorporated herein by reference.

This summary and the information incorporated herein by reference is qualified in its entirety by reference to the text of the Amended Operating Agreement, which is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference

Tax Receivable Agreement

On the Closing Date, Surviving Pubco entered into the Tax Receivable Agreement with certain indie Equity Holders. The material features of the Tax Receivable Agreement are described in the Proxy Statement/Prospectus in the section titled “Shareholder Proposal 2: The Merger Proposal – Related Agreements – Tax Receivable Agreement” and that information is incorporated herein by reference.

This summary and the information incorporated herein by reference is qualified in its entirety by reference to the text of the Tax Receivable Agreement, which is included as Exhibit 10.6 to this Current Report on Form 8-K and is incorporated herein by reference.

Indemnification Agreements

On the Closing Date, Surviving Pubco entered into indemnification agreements, dated as of the Closing Date, with each of indie’s directors and executive officers. Each indemnification agreement provides for indemnification and advancements by indie of certain expenses and costs relating to claims, suits or proceedings arising from his or her service to indie or, at our request, service to other entities, as officers or directors to the maximum extent permitted by applicable law.

The foregoing description of the indemnification agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the indemnification agreement, a form of which is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

Lock-up Agreements

On the Closing Date, indie entered into lock-up agreements, dated as of the Closing Date, with certain indie Equity Holders, pursuant to which such indie Equity Holders agreed not to offer, sell, contract to sell, pledge or otherwise dispose of any shares of Class A common stock received as Merger Consideration, including any Earn Out Shares, for a period of six months from the Closing.

The foregoing description of the lock-up agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the lock-up agreements, a form of which is attached hereto as Exhibit 10.8 and is incorporated herein by reference.

Registration Rights Agreement

On the Closing Date, Surviving Pubco entered into a registration rights agreement, dated as of the Closing Date, with the ADK Principal Holders, Tom Schiller, Bison Capital Partners IV, L.P. and GoDubs, Inc. pursuant to which Surviving Pubco has agreed to register for resale under the Securities Act shares of Class A common stock issued to the ADK Principal Holders as Merger Consideration, and to provide the Equity Holders with certain rights relating to the registration of the securities held by them.

The foregoing description of the registration rights agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the registration rights agreement, which is attached hereto as Exhibit 10.7 and is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” and “Item 1.01 – Entry into a Material Definitive Agreement – Master Transactions Agreement” above is incorporated into this Item 2.01 by reference. Pursuant to the MTA, on June 10, 2021, the Transaction was completed, which consisted of the following:

(1) Thunder Bridge II transferred by way of continuation and domesticated from the Cayman Islands as an exempted company to the State of Delaware as a corporation (the “Domestication”);

(2) a merger subsidiary of Surviving Pubco merged with and into Thunder Bridge II pursuant to which Thunder Bridge II equity holders received corresponding shares and warrants of Surviving Pubco, with Surviving Pubco continuing as the successor public company to Thunder Bridge II, and Surviving Pubco changed its name to indie Semiconductor, Inc.;

(3) a merger subsidiary of Surviving Pubco merged with and into indie LLC, with indie LLC continuing as the surviving limited liability company;

(4) certain entities in the ADK Blocker Group merged with and into a merger subsidiary of Surviving Pubco; and

(5) a merger subsidiary of Surviving Pubco merged with and into ADK Service Provider Holdco.

 The material terms and conditions of the is described under the heading “Shareholder Proposal 2: The Merger Proposal – The MTA” in Proxy Statement/Prospectus, which description is incorporated herein by reference.

At the Special Meeting, holders of 9,877,106 Class A ordinary shares of Thunder Bridge II sold in its initial public offering (the “public shares”) exercised their rights to redeem their public shares for cash at a redemption price of approximately $10.13 per share, or an aggregate of approximately $100.1 million.

As discussed in the Introductory Note above, in connection with the Transaction, (i) certain indie Equity Holders received 53,234,572 shares of indie Class A common stock (including 1,791,147 shares subject to vesting conditions), (ii) certain indie Phantom Unit holders received the right to receive 1,751,368 shares of indie Class A common stock subject to vesting conditions, (iii) certain indie Equity Holders retained 34,476,883 Post-Merger indie Units (270,907 of which are subject to vesting conditions), and (iv) certain indie Equity Holders received the contingent right to receive Earn-Out Shares. “Earn-Out Shares” means a number of shares of indie Class A common stock or Post-Merger indie Units equal to, or exchangeable for, up to 10,000,000 shares of indie Class A common stock, less shares of Class A common stock reserved for possible issuance to the holders of Phantom Equity Units, subject to the satisfaction of certain stock-price based performance thresholds. Pursuant to the Exchange Agreement, the Post-Merger indie Units are exchangeable from time to time at the option of the holder for shares of Common Stock on a one-for-one basis (subject to customary conversion rate adjustments, including for stock splits, stock dividends and reclassifications and other terms of the Exchange Agreement).

Additionally, immediately following the Transaction, (i) indie issued to indie LLC 33,827,371 shares of indie Class V common stock and (ii) indie LLC distributed the number of shares of indie Class V common stock to the ADK Principal Holders equal to the number of vested Post-Merger indie Units held by such holder (the “Class V Holders”). The indie Class V common stock provides no economic rights in indie to the holder thereof; however, each Class V Holder is entitled to vote with the holders of Class A common stock of indie, with each share of Class V common stock entitling the holder to one (1) vote per share of Class V common stock at the time of such vote (subject to customary conversion rate adjustments for stock splits, stock dividends and reclassifications).

As a result of the Domestication and the Transaction, holders of Thunder Bridge II Class A ordinary shares automatically received Class A common stock of Surviving Pubco, and holders of Thunder Bridge II warrants automatically received warrants of Surviving Pubco with substantively identical terms. At the Closing of the Transaction, 8,625,000 Class B ordinary shares of Thunder Bridge II owned by the Sponsor, which we refer to as our Founder Shares, automatically converted into 8,625,000 shares of indie Class A common stock, and 8,650,000 Private Placement Warrants held by the Sponsor, each exercisable for one Class A ordinary share of Thunder Bridge II at $11.50 per share, automatically converted into warrants to purchase one share of indie Class A common stock at $11.50 per share with substantively identical terms.

indie also issued 1,500,000 warrants to an affiliate of the Sponsor in satisfaction of working capital promissory notes of Thunder Bridge II with aggregate principal amount of $1,500,000, which warrants have substantially identical terms to the Private Placement Warrants (the “Working Capital Warrants”). Also, at the Closing, the Sponsor transferred 3,450,000 of its Founder Shares into an escrow account, which Escrow Shares are subject to release or forfeiture based on the satisfaction of or failure to satisfy, respectively, the same certain stock-price based performance thresholds as the Earn-Out Shares. In addition, as disclosed above, immediately prior to the Closing of the Transaction, Surviving Pubco issued and sold 15,000,000 shares of Class A common stock (the “PIPE Shares”) to the PIPE Investors for gross proceeds of $150,000,000. Indie has agreed to file a registration statement registering the resale of the PIPE Shares within 30 days of the Closing and to have such registration statement effective as soon as practicable, but in any event within 90 days (or 120 days if the SEC notifies indie that it will review the registration statement).

Immediately after giving effect to the Transactions, there were 101,482,466 shares of indie Class A common stock, 33,827,371 shares of Class V common stock and 27,400,000 Warrants (including the Working Capital Warrants) issued and outstanding. Upon the Closing, Thunder Bridge II’s ordinary shares and public warrants ceased trading, and the indie’s shares of Class A common stock and indie’s Public Warrants began trading on the Nasdaq Capital Market under the symbols “INDI” and “INDIW,” respectively. As of the Closing, public stockholders own approximately 18.2% of the outstanding shares of indie Class A common stock and indie Class V common stock (collectively, “Common Stock”), the Sponsor owns approximately 6.4% of the outstanding shares of Common Stock (including the Escrow Shares), indie LLC’s former security holders collectively own approximately 64.3% of the outstanding shares of Common Stock (on an as-exchanged basis) and approximately 11.1% of the outstanding shares of Common Stock are held by the PIPE Investors.

As noted above, the per share redemption price of approximately $10.13 for holders of public shares of Thunder Bridge II electing redemption was paid out of Thunder Bridge II’s trust account, which had a balance immediately prior to the Closing of approximately $350 million. Following the payment of redemptions of approximately $100 million and after giving effect to the $150 million PIPE Financing, Thunder Bridge II had approximately $400 million of available cash for disbursement in connection with the Transactions. Of these funds, approximately $65 million was used to pay certain transaction expenses and indie’s long-term debt and related fees, of which, approximately $48 million represents total transaction costs. As a result, approximately $335 million became available to indie upon the consummation of the Transaction.

FORM 10 INFORMATION

Forward Looking Statements

This Current Report on Form 8-K, including the information incorporated herein by reference, contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements about the anticipated benefits of the Transaction described herein, and the financial condition, results of operations, earnings outlook and prospects of indie. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements are typically identified by words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements are based on the current expectations of the management of indie and its management and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the following:

●	indie’s future capital requirements and sources and uses of cash;

●	indie’s ability to obtain funding for its operations and future growth;

●	changes in the market for indie’s products and services;

●	expansion plans and opportunities;

●	the above-average industry growth of product and market areas that indie has targeted;

●	indie’s plan to increase revenue through the introduction of new products within its existing product families as well as in new product categories and families;

●	the cyclical nature of the semiconductor industry;

●	indie’s ability to successfully introduce new technologies and products;

●	the demand for the goods into which indie’s products are incorporated;

●	indie’s ability to accurately estimate demand and obtain supplies from third-party producers;

●	indie’s ability to win competitive bid selection processes;

●	the outcome of any legal proceedings that may be instituted against indie or Thunder Bridge II following completion of the Transaction and transactions contemplated thereby;

●	the inability to maintain the listing of the indie Class A common stock on Nasdaq following the Transaction;

●	the risk that the Transaction disrupts current plans and operations;

●	the ability to recognize the anticipated benefits of the Transaction, which may be affected by, among other things, competition, and the ability of the indie to grow and manage growth profitably;

●	costs related to the Transaction; and

●	other risks and uncertainties indicated in the Proxy Statement/Prospectus, including those set forth under the section entitled “Risk Factors.”

Should one or more of these risks or uncertainties materialize or should any of the assumptions made by the management of indie prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements.

All subsequent written and oral forward-looking statements concerning the Transaction or other matters addressed in this Current Report on Form 8-K and attributable to indie or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this Current Report on Form 8-K. Except to the extent required by applicable law or regulation, indie undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 8-K or to reflect the occurrence of unanticipated events.

BUSINESS

indie’s business operations after the Transaction are described in the Proxy Statement/Prospectus under the heading “Information About indie,” which is incorporated herein by reference.

RISK FACTORS

The risks associated with indie’s business are described in the Proxy Statement/Prospectus under the heading “Risk Factors – Risks Related to indie’s Business,” which are incorporated herein by reference.

FINANCIAL INFORMATION

Reference is made to the disclosure set forth in Item 9.01 of this Current Report on Form 8-K concerning the financial information of indie. Reference is further made to the disclosure contained in the Proxy Statement/Prospectus in the sections titled “Selected Historical Financial Data of Thunder Bridge II” and “Selected Historical Consolidated Financial and other Data of indie,” “Selected Unaudited Pro Forma Condensed Combined Financial Data,” “Unaudited Pro Forma Condensed Combined Financial Information,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of indie,” which are incorporated herein by reference.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF

FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The disclosure contained under the heading “Management’s Discussion and Analysis of Financial Condition and Results of Operations of indie” in the Proxy Statement/Prospectus is incorporated herein by reference. In addition, the Management’s Discussion and Analysis of Financial Condition and Results of Operations for the period ended March 31, 2021 is included as Exhibit 99.4 to this Current Report on Form 8-K and is incorporated herein by reference.

PROPERTIES

The facilities of indie are described in the Proxy Statement/Prospectus in the section titled “Information About Indie—Design Centers and other Facilities,” which is incorporated herein by reference.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of indie’s Common Stock immediately following the consummation of the Transaction on June 10, 2021 by:

●	each person who is known by indie to be the beneficial owner of more than five percent of its issued and outstanding ordinary shares,

●	each of indie’s Named Executive Officers and directors; and

●	all of indie’s executive officers and directors as a group.

Beneficial ownership is determined in accordance with Commission rules and includes voting or investment power with respect to securities. Except as indicated by the footnotes below, indie believes, based on the information furnished to it, that the persons and entities named in the table below will have sole voting and investment power with respect to all stock that they beneficially own, subject to applicable community property laws.

Subject to the paragraph above, the percentage ownership of issued shares is based on 101,482,466 shares of indie Class A common stock and 33,827,371 shares of indie Class V common stock issued and outstanding as of June 10, 2021. The table below includes the Escrow Shares, which are issued and outstanding but subject to forfeiture if certain stock price thresholds are not met by indie.

The beneficial ownership information below excludes the shares underlying the Warrants, the Earn-Out Shares and the shares expected to be issued or reserved under the 2021 Equity Incentive Plan.

Unless otherwise noted, the business address of each of the following entities or individuals is 32 Journey, Suite 100, Aliso Viejo, California 92656.

Name and Address of Beneficial Owner	Shares of Class A Common Stock		Shares of Class V Common Stock(1)	% of Total Voting Power(2)
Donald McClymont	633		6,334,349	4.7%
Ichiro Aoki	633		6,334,349	4.7%
Thomas Schiller(3)	2,085,01	9	-	1.5%
Scott Kee	633		6,334,349	4.7%
David Aldrich	-		-	-
Diane Brink	-		-	-
Peter Kight(4)	1,000,100		-	*
Karl-Thomas Neumann(5)	417,004		-	*
Jeffrey Owens	-		-	-
Sonalee Parekh(6)	10,958		-	*
William Woodward(7)	514,	305	-	* %
(All Executive Officers and Directors as a Group (13 persons)):	4,029,285		19,003,047	17.0%

Greater than Five Percent Holders:
Anthem/MIC Strategic Partners LP (7)	13,229,944		-	9.8%
Walden CEL Global Fund I, L.P.(8)	11,074,996		-	8.2%
Gary Simanson(9)	9,225,000		-	6.8%
Thunder Bridge Acquisition II, LLC(10)	8,625,000			6.4%
Bison Capital Partners IV, L.P.(11)	849		8,489,975	6.3%
Cezanne Investments Ltd (Embry Converts)(12)	8,023,072		-	5.9%

*	Less than 1%.

(1)	Holders of Class A common stock will be entitled to one vote for each share of Class A common stock held by them. Certain indie Equity Holders will own Post-Merger indie Units and a corresponding number of shares of Class V common stock and will be entitled to one vote per share Class V common stock. Subject to the terms of the Exchange Agreement, the Post-Merger indie Units are initially exchangeable for shares of Class A common stock on a one-for-one basis from and after the six-month anniversary of the Closing.
(2)	Represents percentage of voting power of the holders of Class A common stock and Class V common stock of indie voting together as a single class.
(3)	Includes 937,100 shares subject to vesting conditions.
(4)	Includes 1,000,000 Class A common shares acquired in the PIPE Financing.
(5)	Includes 330,128 shares subject to vesting conditions.
(6)	Consists of shares held by Ms. Parekh’s spouse.
(7)	Consists of shares issued in the Transaction, which are held of record by Anthem/MIC Strategic Partners LP (“ASP). Anthem Strategic Capital LLC (“ASC”) is the general partner of ASP, and as such, may be deemed to have the power to vote and dispose of the shares held of record by ASP. William Woodward is the managing member of ASC and may be deemed to have the power to vote and dispose of the shares held of record by ASP. The address of ASP is 225 Arizona Street, Suite 200, Santa Monica, CA 90401.
(8)	Consists of shares issued in the Transaction and held of record by Walden CEL Global Fund I, L.P. (“Walden”)Walden CEL Global Fund GP (I) LTD is the general partner of Walden Walden and has sole voting and disposition over such shares. The address of Walden is 2550 Hanover Street, Palo Alto.

(9)	Interests shown includes 8,625,000 Founder Shares held by the Sponsor, 500,000 shares of Class A common stock acquired by Thunder Bridge Capital LLC in the PIPE Financing and 100,000 shares owned directly by Mr. Gary Simanson according to a Form 4 filed on August 14, 2019. Mr. Simanson may be deemed to beneficially own shares held by the Sponsor by virtue of his control over the Sponsor as its managing member. Mr. Simanson disclaims beneficial ownership of the shares held by the Sponsor other than to the extent of his pecuniary interest in such shares. Pursuant to the Sponsor Letter Agreement, at any time subsequent to the Closing, the Sponsor may liquidate and distribute the shares of Class A common stock (including rights to the Escrow Shares) among its members in accordance with its operating agreement, subject to the escrow. Following this dissolution, Mr. Simanson will have the authority to act on behalf of the Sponsor’s members in respect of all of the Escrow Shares (subject to an escrow agreement, in releasing from escrow or otherwise disposing of the Escrow Shares). While the Escrow Shares are held in escrow, the Sponsor’s members will have full ownership rights to the Escrow Shares, including voting rights, but any earnings or proceeds from the Escrow Shares will be retained in the escrow account, and neither the Sponsor’s members nor Mr. Simanson following the Sponsor dissolution will have the right to transfer the Escrow Shares. Mr. Simanson is deemed to beneficially own shares held by Thunder Bridge Capital LLC by virtue of his control over Thunder Bridge Capital LLC as its managing member.
(10)	Interests shown includes 8,625,000 Founder Shares held by the Sponsor. Mr. Simanson may be deemed to beneficially own shares held by the Sponsor by virtue of his control over the Sponsor as its managing member. Mr. Simanson disclaims beneficial ownership of the shares held by the Sponsor other than to the extent of his pecuniary interest in such shares. Pursuant to the Sponsor Letter Agreement, at any time subsequent to the Closing, the Sponsor may liquidate and distribute the shares of Class A common stock (including rights to the Escrow Shares) among its members in accordance with its operating agreement, subject to the escrow. Following this dissolution, Mr. Simanson will have the authority to act on behalf of the Sponsor’s members in respect of all of the Escrow Shares (subject to an escrow agreement, in releasing from escrow or otherwise disposing of the Escrow Shares). While the Escrow Shares are held in escrow, the Sponsor’s members will have full ownership rights to the Escrow Shares, including voting rights, but any earnings or proceeds from the Escrow Shares will be retained in the escrow account, and neither the Sponsor’s members nor Mr. Simanson following the Sponsor dissolution will have the right to transfer the Escrow Shares.
(11)	Consists of shares held of record by Bison Capital Partners IV, L.P. (“Bison”). Peter Macdonald, Douglas Trussler, Andreas Hildebrand, Lou Caballero and Yee-Ping Chu, the managing members of Bison Capital Partners GP LLC, the general partner of Bison Capital Partners IV GP, L.P, the general partner of Bison, share voting and dispositive power over these shares. The address of Bison Capital Partners IV, L.P. is 233 Wilshire Blvd, Suite 425, Santa Monica, CA 90401..
(12)	Consists of 8,023,068 shares of Class A common stock to be issued to Cezanne Investments Ltd as consideration for the Transaction. Renato Portella has voting and dispositive power over the shares. The address of Cezanne Investments Ltd (Embry Converts) is Morgan & Morgan Building, Pasea Estate, Road Town, Tortola, The British Virgin Islands.

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

The disclosure contained in the Proxy Statement/Prospectus under the heading “Management of the Company Following the Transaction” is incorporated herein by reference.

EXECUTIVE COMPENSATION

The disclosure contained in the Proxy Statement/Prospectus under the heading “Executive Compensation of indie” is incorporated herein by reference.

At the Special Meeting, the shareholders of Thunder Bridge II adopted and approved the indie Semiconductor, Inc. 2021 Omnibus Equity Incentive Plan (the “2021 Equity Incentive Plan”), which became effective upon the Closing. indie reserved for issuance 10,368,750 shares pursuant to the 2021 Equity Incentive Plan. The material features of the Equity Incentive Plan are described in the Proxy Statement/Prospectus under the heading “Shareholder Proposal 3: The Equity Incentive Plan Proposal,” which is incorporated herein by reference.

This summary and the information incorporated herein by reference is qualified in its entirety by reference to the text of the 2021 Equity Incentive Plan, which is included as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The certain relationships and related party transactions of indie are described in the Proxy Statement/Prospectus under the heading “Certain Relationships and Related Person Transactions – indie Related Person Transactions” and “Certain Relationships and Related Person Transactions – Post-Business Combination Agreements,” which are incorporated herein by reference. The certain relationships and related party transactions of Thunder Bridge II and Surviving Pubco are described in the Proxy Statement/Prospectus under the heading “Certain Relationships and Related Person Transactions – Thunder Bridge II Related Person Transactions,” which is incorporated herein by reference.

The information set forth in the section titled “Registration Rights Agreement” in Item 1.01 of this Current Report on Form 8-K are incorporated herein by reference.

LEGAL PROCEEDINGS

Reference is made to the disclosure regarding legal proceedings in the section of the Proxy Statement/Prospectus titled “Information About indie – Litigation” and “Information About Thunder Bridge II – Legal Proceedings” and that information is incorporated herein by reference but is updated to reflect the following: On June 15, 2020, the previously disclosed lawsuit captioned Householder v. Thunder Bridge Acquisition II, et al. (Case No. 1:21-cv-01768) was voluntarily dismissed without prejudice. On May 11, 2021, the putative class action complaint in the Supreme Court of the State of New York, captioned Tomczak v. Thunder Bridge Acquisition II, et al. (Case No. 650808/2021) was voluntarily discontinued.

MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT’S

COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

indie’s shares of Class A common stock began trading on the Nasdaq Capital Market under the symbol “INDI” and its Public Warrants began trading on the Nasdaq Capital Market under the symbol “INDIW” on June 11, 2021, in lieu of the units, ordinary shares, and warrants of Thunder Bridge II. indie has not paid any cash dividends on its shares of Common Stock to date. It is the present intention of the indie’s board of directors (the “Board”) to retain future earnings for the development, operation and expansion of its business and the Board does not anticipate declaring or paying any cash dividends for the foreseeable future. The payment of dividends is within the discretion of the Board and will be contingent upon indie’s future revenues and earnings, as well as its capital requirements and general financial condition.

RECENT SALES OF UNREGISTERED SECURITIES

Reference is made to the disclosure set forth under Item 3.02 of this Current Report on Form 8-K concerning the issuance of shares of Common Stock in connection with the Transactions, Working Capital Warrants and the PIPE Financing, which is incorporated herein by reference.

DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

A description of indie’s Common Stock, preferred stock and Warrants, is included in the Proxy Statement/Prospectus under the heading “Description of Thunder Bridge II’s and the Company’s Securities – Capital Stock of the Company after the Business Combination” is incorporated herein by reference.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Information about the indemnification of indie’s directors and executive officers is set forth in the Proxy Statement/Prospectus in the section titled “Certain Relationships and Related Person Transactions – Indemnification of Directors and Officers,” and “Description of Thunder Bridge II’s and the Company’s Securities – Anti-Takeover Effects of the Certificate of Incorporation, the Bylaws and Certain Provisions of Delaware Law – Limitations on Liability and Indemnification of Officers and Directors,” beginning on page 186 and that information is incorporated herein by reference.

The information set forth in the section titled “Indemnification Agreements” in Item 1.01 of this Current Report on Form 8-K is also incorporated herein by reference.

FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

FINANCIAL STATEMENTS AND EXHIBITS

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

PIPE Financing

As previously announced, on December 14, 2020, concurrently with the execution of the MTA, Thunder Bridge II entered into Subscription Agreements with the PIPE Investors pursuant to, and on the terms and subject to the conditions of which, the PIPE Investors collectively subscribed for an aggregate of 15,000,000 shares of indie Class A common stock at $10.00 per share for aggregate gross proceeds of $150.0 million (the “PIPE Financing”). The PIPE Financing was consummated substantially concurrently with the Closing of the Transaction. In connection with the PIPE Financing, the placement agents, Morgan Stanley & Co. LLC and Deutsche Bank Securities, Inc., earned placement fees of approximately $4.5 million and $3.0 million, respectively.

The shares of indie Class A common stock issued to the PIPE Investors were issued pursuant to and in accordance with the exemption from registration under the Securities Act, under Section 4(a)(2) and/or Regulation D promulgated under the Securities Act.

This summary is qualified in its entirety by reference to the text of the Subscription Agreements, which is included as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Working Capital Warrants

In full satisfaction of working capital promissory notes issued by Thunder Bridge II for the benefit of an affiliate of Sponsor with aggregate principal amount of $1,500,000, such notes were converted into warrants to purchase 1,500,000 shares of Class A common stock on terms substantially identical to the Private Placement Warrants.

Item 3.03. Material Modification to Rights of Security Holders.

The shareholders of Thunder Bridge II approved the Amended and Restated Certificate of Incorporation (as defined below) at the Special Meeting. In connection with the Closing, Surviving Pubco adopted the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws (defined below) effective as of the Closing Date. Reference is made to the disclosure described in the Proxy Statement/Prospectus in the section titled “Shareholder Proposal 1: the Domestication Proposal – Comparison of Shareholder Rights under Applicable Corporate Law Before and After the Domestication and Business Combination” and “ – Comparison of Shareholder Rights under the Applicable Organizational Documents Before and After the Domestication,” which is incorporated herein by reference.

The full text of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws, which are included as Exhibits 3.1 and 3.2 hereto, respectively, to this Current Report on Form 8-K, are incorporated herein by reference.

Item 5.01. Changes in Control of Registrant.

Reference is made to the disclosure in the Proxy Statement/Prospectus in the section titled “Shareholder Proposal 2: The Merger Proposal,” which is incorporated herein by reference. Further reference is made to the “Introductory Note” and the information contained in Item 2.01 to this Current Report on Form 8-K, which is incorporated herein by reference.

Immediately after giving effect to the Transaction, there were 135,309,840 shares of Common Stock outstanding. As of such time, our executive officers and directors and affiliates held or controlled 26.4% of our outstanding shares of Common Stock.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Proxy Statement/Prospectus under the heading “Management of the Company Following the Business Combination,” is incorporated by reference herein.

On June 10, 2021, in connection with the Transaction, Surviving Pubco adopted the 2021 Equity Incentive Plan, the material features of which are described in the Proxy Statement/Prospectus under the heading “Shareholder Proposal 3: The Equity Incentive Plan Proposal” and such description is incorporated herein by reference.

The information contained in Item 1.01 and Item 2.01 to this Current Report on Form 8-K is also incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information contained in Item 3.03 of this Current Report on Form 8-K is incorporated in this Item 5.03 by reference.

Item 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On June 10, 2021, the Board of Surviving Pubco adopted a new Code of Ethics that applies to all of indie’s employees, officers and directors, including indie’s Chief Executive Officer, Chief Financial Officer and other executive and senior financial officers. The full text of indie’s Code of Business Conduct and Ethics is available on indie’s website at investors.indiesemi.com under “Governance.” In addition, a copy of the Code of Ethics will be provided without charge upon request to indie in writing at 32 Journey, Suite 100, Aliso Viejo, California 92656.

Any waivers under the Code of Ethics will be disclosed on a Current Report on Form 8-K or as otherwise permitted by the rules of the SEC and Nasdaq (or other stock exchange on which indie’s securities are then listed).

Item 5.06. Change in Shell Company Status.

As a result of the consummation of the Transaction, which fulfilled the “initial Business Combination” requirement of Thunder Bridge II’s Memorandum and Articles of Association, as amended and restated, each of Thunder Bridge II and Surviving Pubco ceased to be a shell company. The material terms of the Transaction are described in the Proxy Statement/Prospectus under the heading “Shareholder Proposal No. 1 – The Domestication Proposal” and “Shareholder Proposal No. 2 – The Merger Proposal,” which is incorporated herein by reference.

Further, the information set forth in the “Introductory Note” and under Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01 Other Events.

indie’s Class A common stock and Public Warrants are listed for trading on the Nasdaq Capital Market under the symbols “INDI” and “INDIW,” respectively.

On June 10, 2021, indie and Surviving Pubco issued a joint press release announcing the consummation of the Business Combination. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

In accordance with Rule 12b-23 promulgated under the Securities Exchange Act of 1934, as amended (“Rule 12b-23”), indie LLC’s audited consolidated balance sheets as of December 31, 2020 and 2019, the related consolidated statements of operations, members’ equity, and cash flows for each of the two years in the period ended December 31, 2020, and the related notes are incorporated by reference to such financial statements appearing on pages F-1 to F-37 of the Proxy Statement/Prospectus.

The unaudited financial statements of indie LLC as of March 31, 2021 and for the three months ended March 31, 2021 and 2020, together with the notes thereto, are set forth in Exhibit 99.2 and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma consolidated financial information of Thunder Bridge II and indie LLC as of and for the three months March 31, 2021 and for the year ended December 31, 2020 is set forth in Exhibit 99.3 hereto and is incorporated herein by reference.

(d)	Exhibits

Exhibit Number	Description of Exhibit
2.1†	Master Transactions Agreement, dated effective December 14, 2020, by and among Surviving Pubco, Thunder Bridge II, the Merger Subs named therein, indie, the ADK Blocker Group, ADK Service Provider Holdco, and the indie Securityholder Representative named therein, and also included as Annex B-1 to the proxy statement/prospectus (previously filed as Exhibit 2.1 of Form 8-K filed by Thunder Bridge II with the SEC on December 15, 2020).
2.2†	Amendment to Master Transactions Agreement, dated effective May 3, 2021, by and among Surviving Pubco, Thunder Bridge II, the Merger Subs named therein, indie, the ADK Blocker Group, ADK Service Provider Holdco, and the indie Securityholder Representative named therein (previously filed by Thunder Bridge II as Exhibit 2.2 of Form S-4/A filed with the SEC on May 4, 2021).
3.1*	Amended and Restated Certificate of Incorporation of indie Semiconductor, Inc., filed with the Secretary of State of Delaware on June 10, 2021.
3.2*	Amended and Restated Bylaws of indie Semiconductor, Inc.
4.1*	Specimen Common Stock Certificate.
4.2	Specimen Warrant Certificate (included in Exhibit 4.3, as amended by Exhibit 4.4).
4.3	Warrant Agreement between Continental Stock Transfer & Trust Company and Thunder Bridge II (previously filed as Exhibit 4.1 of Form 8-K filed by Thunder Bridge II with the SEC on August 14, 2019).
4.4*	Warrant Agreement Assignment and Assumption Agreement.
10.1*	Eight Amended and Restated Limited Liability Company Agreement of indie LLC
10.2	Subscription Agreement for the PIPE Investment (previously filed by Thunder Bridge II as Exhibit 10.1 of Form 8-K filed with the SEC on December 15, 2020).
10.3*	indie Semiconductor, Inc. 2021 Equity Incentive Plan
10.4*	Form of Indemnification Agreement between registrant and certain officers and directors of registrant.
10.5*	Exchange Agreement, dated June 10, 2021, between registrant and certain indie Equity Holders.
10.6*	Tax Receivable Agreement, dated June 10, 2021, between registrant and certain indie Equity Holders.
10.7*	Registration Rights Agreement, dated June 10, 2021, between registrant and certain indie Equity Holders.
10.8*	Form of Lock-up Agreement by certain indie Equity Holders.
10.9	Registration Rights Agreement, dated August 8, 2019, between Thunder Bridge II, Sponsor and the holders party thereto (previously filed by Thunder Bridge II as Exhibit 10.4 of Form S-1/A (File No. 333-232688), filed with the SEC on July 29, 2019)
10.10	Private Placement Warrants Purchase Agreement between Thunder Bridge II and Thunder Bridge Acquisition II LLC (previously filed by Thunder Bridge II as Exhibit 10.6 of Form S-1/A (File No. 333-232688), filed with the SEC on July 29, 2019).
10.11	Sponsor Letter Agreement by and among Thunder Bridge II, Sponsor and indie, dated December 14, 2020 (incorporated by reference to Exhibit 10.6 of Form 8-K filed with by Thunder Bridge II the SEC on December 15, 2020).
10.12*	Loan and Security Agreement, dated January 13, 2015, and relevant amendments thereto, by and between Square 1 Bank (now Pacific Western Bank) and indie LLC.
21.1*	Subsidiaries of the Registrant.
99.1	Press Release, dated June 10, 2021 (previously filed by indie as Exhibit 99.1 of Form 8-K filed with the SEC on June 11, 2021)
99.2*	Unaudited financial statements of indie LLC as of and for the periods ending March 31, 2021.
99.3*	Unaudited pro forma financial statements.
99.4*	Management’s Discussion and Analysis of Financial Condition and Results of Operations of indie LLC for the periods ending March 31, 2021.

*	Filed herewith.

†	Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish copies of any of the omitted schedules upon request by the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDIE SEMICONDUCTOR, INC.

June 16, 2021	By:	/s/ Ellen Bancroft
		Name:	Ellen Bancroft
		Title:	General Counsel and Secretary